UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
SIGNATURES

ITEM 8.01 Other Events

     Anne Marie Cook, the registrant’s Acting General Counsel, entered into a Rule 10b5-1 sales plan on May 3, 2005. The plan covers stock options that will expire on September 22, 2005. Sales under the plan are scheduled to take place between September 19, 2005 and September 22, 2005. The maximum number of shares which can be sold under the plan is 11,500.

     Connie L. Matsui, the registrant’s Executive Vice President, Corporate Strategy and Communication, entered into two Rule 10b5-1 sales plans on May 4, 2005. One plan covers shares held in trust and the second plan covers stock options. Sales under the plans are scheduled to take place between July 12, 2005 and December 30, 2005. The maximum number of shares which can be sold under the plans is 155,000.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Anne Marie Cook
Anne Marie Cook
Acting General Counsel

Date: May 11, 2005